UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 19, 2024

Hennessy Capital Investment Corp. VI

(Exact name of Registrant as specified in its charter)

Delaware	001-40846	86-1626937
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 US HWY 50, Suite 309 Zephyr Cove, NV	89448
(Address of principal executive offices)	(Zip Code)

(307) 734-4849

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares of Class A common stock, par value $0.0001 per share	HCVI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	HCVIW	The Nasdaq Stock Market LLC
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	HCVIU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed, Hennessy Capital Investment Corp. VI (the “Company”) has called a special meeting of stockholders to be held on September 27, 2024 (the “Special Meeting”) to approve, among other matters, a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company must consummate an initial business combination (the “Extension Amendment Proposal”) from September 30, 2024 to March 31, 2025 and to allow the Company, without another stockholder vote, to elect, by resolution of the Company’s Board of Directors to further extend such date to consummate an initial business combination up to three times for an additional one month each time, until up to June 30, 2025 (the “Extension”).

In connection with the Special Meeting, the deadline for holders of the Company’s Class A common stock issued in the Company’s initial public offering to submit their shares for redemption is 5:00 p.m. Eastern time on September 25, 2024. Stockholders who wish to withdraw their previously submitted redemption request may do so prior to the Special Meeting by requesting that the transfer agent return such shares by 9:00 a.m. Eastern Time on September 27, 2024.

In connection with the Special Meeting and Extension, the Company and Hennessy Capital Partners VI LLC (the “Sponsor”) intend to enter into one or more non-redemption agreements substantially in the form attached hereto as Exhibit 10.1 (the “Non-Redemption Agreements”) with one or more unaffiliated stockholders of the Company, pursuant to which such stockholders would agree not to redeem (or validly withdraw and rescind any redemption requests on) their shares of Class A common stock (the “Non-Redeemed Shares”) in connection with the Special Meeting. In consideration for the foregoing commitment not to redeem the Non-Redeemed Shares, the Sponsor anticipates agreeing to transfer to such stockholders shares of Class B common stock held by the Sponsor (at a ratio to be negotiated between the parties) promptly following the closing of the Company’s initial business combination (but no later than two business days thereafter) if such stockholders do not exercise their redemption rights with respect to their Non-Redeemed Shares in connection with the Special Meeting and the Extension Amendment Proposal is approved and effected by the Company’s filing with the Secretary of State of the State of Delaware of a Certificate of Amendment to the Charter.

The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Amendment Proposal is approved by the Company’s stockholders at the Special Meeting but will increase the amount of funds that remain in the Company’s trust account following the Special Meeting.

NO ASSURANCES ARE MADE THAT A NON-REDEMPTION INCENTIVE OF ANY KIND WILL BE OFFERED AND THE ACTUAL TERMS OF ANY NON-REDEMPTION INCENTIVE MAY DIFFER MATERIALLY FROM THE TERMS DESCRIBED HEREIN.

The foregoing description of the form of Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed hereto as Exhibit 10.1, which is incorporated herein by reference.

The Company has determined that, if the Extension Amendment Proposal is approved and the Extension is implemented, it will not utilize any funds from its trust account to pay any potential excise taxes that may become due pursuant to the Inflation Reduction Act of 2022 upon a redemption of the public shares, including, but not limited to, in connection with a liquidation of the Company if the Company does not effect its initial business combination prior to its termination date.

Forward Looking Statements

This Current Report contains statements that are forward-looking and as such are not historical facts.

These forward-looking statements include, but are not limited to, statements regarding our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future and any other statements that are not statements of current or historical facts. In addition, any statements that refer to our intent to enter into one or more Non-Redemption Agreements in connection with the Special Meeting and the expected terms of any Non-Redemption Agreements are forward-looking statements. These forward-looking statements may be identified by the use of forward-looking terminology, including the words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “plans,” “may,” “might,” “plan,” “possible,” “potential,” “projects,” “predicts,” “will,” “would,” or “should,” or, in each case, their negative or other variations or comparable terminology, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this Current Report, and undue reliance should not be placed on forward-looking statements. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this Current Report, those results or developments may not be indicative of results or developments in subsequent period. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

Please refer to those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 29, 2024, under “Risk Factors” section in the Company’s definitive proxy statement in connection with the Special Meeting and Extension, as filed with the SEC on September 11, 2024 (the “Definitive Proxy Statement”), and in other reports the Company files with the SEC.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension Amendment Proposal and related matters. Information regarding the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2024. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Definitive Proxy Statement.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Definitive Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Amendment Proposal. Shareholders may obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Sodali & Co., at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, (203) 658-9400, Email: HCVI@info.sodali.com.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY CAPITAL INVESTMENT CORP. VI

Date: September 19, 2024	By:	/s/ Nicholas Geeza
		Name:	Nicholas Geeza
		Title:	Chief Financial Officer

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